Exhibit 10.4

AMENDMENT NO. FOUR-B TO CREDIT AGREEMENT

This AMENDMENT NO. FOUR-B TO CREDIT AGREEMENT (this “Amendment”) is entered into, as of April 28, 2009, by Cheniere Common Units Holding, LLC, a Delaware limited liability company (the “Borrower”), the Loan Parties, the Lenders and The Bank Of New York Mellon, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”). All capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement (as defined below).

Preliminary Statements

A. Borrower has entered into that certain Credit Agreement, dated as of August 15, 2008, by and among the Borrower, the Administrative Agent, certain affiliates of the Borrower signatory thereto and the Lenders from time to time party thereto (as amended by that certain First Amendment to Credit Agreement, dated as of September 15, 2008, Second Amendment to Credit Agreement, dated as of December 31, 2008, Third Amendment to Credit Agreement, dated as of April 3, 2009, Fourth Amendment to Credit Agreement, dated as of April 9, 2009, and Amendment No. Four-A to Credit Agreement, dated as of April 27, 2009, as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

B. Borrower has notified the Administrative Agent, the Collateral Agent and the Lenders that it desires to amend the Credit Agreement in order to be permitted to repurchase certain notes issued pursuant to the CEI Indenture; and

C. Subject to certain conditions as set forth herein, the Administrative Agent, the Collateral Agent and the Required Lenders are willing to agree to such amendment relating to the Credit Agreement.

NOW THEREFORE, in consideration of the premises and the agreements, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Loan Parties, the Administrative Agent, the Collateral Agent and the Required Lenders, hereby agree as follows:

1.	Amendments to Section 1.01 (Definitions). Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in proper alphabetical sequence:

“Four-B Amendment” shall mean that certain Amendment No. Four-B to Credit Agreement, dated as of April 28, 2009, among Borrower, certain affiliates of Borrower signatory thereto, the Administrative Agent, the Collateral Agent and the Required Lenders.

“Four-B Amendment Effective Date” shall mean the date of satisfaction of the conditions referred to in Section 4 of the Four-B Amendment.”

2.	Amendments to Section 6.04 (Investments, Loans and Advances). Section 6.04 of the Credit Agreement is hereby amended by deleting clause (f) thereof in its entirety and replacing it with the following new clause (f):

“(f) Investments in an amount not to exceed $13,525,000 made by CEI with respect to repurchasing certain of the notes issued pursuant to the CEI Indenture.”.

3.	Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders (which representations and warranties shall survive the execution and delivery of this Amendment), as follows:

(a)	Absence of Defaults. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or Event of Default after giving effect to this Amendment.

(b)	Enforceability. This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)	Authorization, No Conflicts. The execution, delivery and performance of this Amendment by each Loan Party (i) has been duly authorized by all requisite organizational action of such Loan Party and (ii) will not (A) violate (1) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such Loan Party, (2) any order of any Governmental Authority or arbitrator or (3) any provision of any indenture, agreement or other instrument to which such Loan Party is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Loan Party (other than Liens created under the Security Documents).

4.	Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

(a)	Execution. The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of the Loan Parties, the Required Lenders, the Administrative Agent and the Collateral Agent.

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(b)	Representations and Warranties. The representations and warranties contained herein shall be true and correct in all respects.

(c)	Necessary Consents. Each Loan Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

(d)	Fees. All fees and expense reimbursements payable by the Borrower to the Administrative Agent, the Collateral Agent and the Lenders for which invoices have been presented shall have been paid in full.

Notwithstanding anything to the contrary in this Amendment, each Lender by delivering its signature page to this Amendment shall be deemed to have acknowledged receipt of and consented to and approved the Amendment and each other document required to be approved by any Agent or any Lender, as applicable, on the date such Lender delivers its signature to this Amendment and the Administrative Agent shall be entitled to rely on such confirmation.

5.	Reference to and Effect Upon the Loan Documents.

(a)	Except as specifically set forth above, the Credit Agreement and each other Loan Document shall remain in full force and effect and is hereby ratified and confirmed.

(b)	Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agents or any Lender under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

(c)	Any reference in any Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as modified by this Amendment, and any reference in any Loan Document to any other Loan Document shall be a reference to such referenced Loan Document as modified by this Amendment.

(d)	This Amendment is a Loan Document. The provisions of Section 9.15 of the Credit Agreement shall apply with like effect to this Amendment.

6.	Further Assurances. Each Loan Party hereby agrees to authorize, execute and deliver all additional instruments, certificates, financing statements, agreements or documents, and take all such actions as the Administrative Agent, the Collateral Agent or the Required Lenders may reasonably request for the purposes of implementing or effectuating the provisions of this Amendment.

7.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

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8.	Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

9.	Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form, and all of such counterparts taken together constitute one instrument.

10.	Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

11.	WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

12.	Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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CHENIERE COMMON UNITS HOLDING, LLC, as Borrower

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE CORPUS CHRISTI PIPELINE, L.P., as a Loan Party

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE CREOLE TRAIL PIPELINE, L.P., as a Loan Party

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE ENERGY OPERATING CO., INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE MIDSTREAM HOLDINGS, INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

Signature Page to Amendment No. Four-B

CHENIERE PIPELINE COMPANY, as a Loan Party

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE PIPELINE GP INTERESTS, LLC, as a Loan Party

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE SOUTHERN TRAIL GP, INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE SOUTHERN TRAIL PIPELINE, L.P., as a Loan Party

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

GRAND CHENIERE PIPELINE, LLC, as a Loan Party

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

Signature Page to Amendment No. Four-B

CHENIERE ENERGY SHARED SERVICES, INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE ENERGY, INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE LNG HOLDINGS, LLC, as a Loan Party

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE LNG O&M SERVICES, LLC, , as a Loan Party

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE LNG TERMINALS, INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

Signature Page to Amendment No. Four-B

CHENIERE LNG, INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

Signature Page to Amendment No. Four-B

GSO SPECIAL SITUATIONS FUND LP, as a Lender

By:	GSO Capital Partners LP, its investment advisor

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

GSO COF FACILITY LLC, as a Lender

By:	GSO Capital Partners LP, as Portfolio Manager

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND LTD, as a Lender

By:	GSO Capital Partners LP, its investment advisor

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

GSO CREDIT OPPORTUNITIES FUND (HELIOS), L.P.

By:	GSO Capital Partners LP, its investment advisor

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

Signature Page to Amendment No. Four-B

BLACKSTONE DISTRESSED SECURITIES FUND L.P.,

By:	Blackstone Distressed Securities Associates L.P., its general partner
By:	Blackstone DD Associates L.L.C., its general partner

By:	/s/ George Fan
Name:	George Fan
Title:	Authorized Signatory

Signature Page to Amendment No. Four-B

THE BANK OF NEW YORK MELLON, as Administrative Agent and Collateral Agent

By:	/s/ Melinda Valentine
Name:	Melinda Valentine
Title:	Vice President

Signature Page to Amendment No. Four-B